PREFERRED SHARES	12 Months Ended
Dec. 31, 2020
PREFERRED SHARES
PREFERRED SHARES

9. PREFERRED SHARES

As of December 31, 2019 and 2020, the Company had no outstanding convertible preferred shares and convertible redeemable preferred shares which were converted to Class A ordinary shares of the Company upon its completion of the initial public offering in March 2019, and no mezzanine equity was recorded in the consolidated balance sheets. As of December 31, 2018, the Company had outstanding convertible preferred shares and convertible redeemable preferred shares which is listed below.

The Series Angel preferred shares were recorded as permanent equity in the consolidated balance sheet as such preferred shares do not have redemption right.

The Series A, B-1, B-2, B-3, C and C-1 preferred shares, which were redeemable by the Company upon occurrence of certain events, were recorded as mezzanine equity in the consolidated balance sheets.

The significant terms of the preferred shares issued by the Company are as follows:

Voting rights

The holders of preferred shares and ordinary shares shall vote together based on their shareholding ratio.

Dividends

No dividend, whether in cash, in property or in shares of the Company, shall be paid on any other shares, unless and until a preferential dividend in cash and/or share is, in advance, paid in full on each preferred share.

If the Board of Directors decides to pay dividends, the holders of Series A, B-1, B-2, B-3, C and C-1 preferred shares shall be entitled to receive, on a pro rata basis, out of any funds legally available therefor, non-cumulative dividends of 8% of the consideration that they paid for the equity interests.

Liquidation preference

In the event of liquidation, each holder of preferred shares, shall be entitled to receive, prior to the holders of ordinary shares, the relevant amount equal to 120% of issued price, plus all declared but unpaid dividends (“preference amount”) on each such preferred shares.

In the event of insufficient funds available to pay in full the preference amount in respect of each preferred shares, the entire assets and funds of the Company legally available for distribution to the holders of the preferred shares shall be distributed on a pro rata basis among the holders in proportion to issued price.

9. PREFERRED SHARES (Continued)

Redemption

For Series A, B-1, B-2, B-3, C and C-1 preferred shares, upon the occurrence of any of the following events (the “Redemption Events”),

(i)	The Company fails to complete a Qualified IPO within sixty (60) months from February 21, 2017; (which under the former agreement, it was from the issuance date);
(ii)	Certain shareholders or the Company committed significant breach of its obligations, and no corrections were made within thirty (30) days after being notified by the preferred shareholders (upon the expiration of thirty (30) days which is earlier); or
(iii)	The principal business of the Group companies suffered a material adverse effect or become unable to carry on as the principal business of Group companies, as the Group companies (i) violated applicable laws, regulations, departmental rules and mandatory provisions of normative documents existing currently and enacted later, (ii) were deemed as not compliant with regulatory requirements, or (iii) were under attention or warning by relevant government departments, each of which had the adverse effect unable to eliminate and results in the business unable to carry on even after an adjustment by the Group companies.

Each holder of the Series A, B-1, B-2, B-3, C and C-1 preferred shares may require that the Company redeem any or all of the outstanding Series A, B-1, B-2, B-3, C and C-1 preferred shares held by such holder with redemption price calculated on the agreed terms.